SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 22, 2003


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


  Commission       Registrant, State of Incorporation,       I.R.S Employer
    File No.         Address, and Telephone Number           Identification No.
  ----------       ----------------------------------        ------------------
   1-15467                 Vectren Corporation                   35-2086905
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

   1-16739            Vectren Utility Holdings, Inc.             35-2104850
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                             (812) 491-4000

    1-3553      Southern Indiana Gas and Electric Company        35-0672570
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                            (812) 491-4000

    1-6494              Indiana Gas Company, Inc.                35-0793669
                        (An Indiana Corporation)
                          20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                            (812) 491-4000




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Item 7.  Exhibits

99-1   Press Release - Vectren Corporation Reports 2nd Quarter 2003 Results
99-2   Press Release - Vectren Corporation Declares Regular Quarterly Dividend
99-3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

The following information regarding a dividend declaration is furnished to the Securities and Exchange Commission under Item 9.

On July 22, Vectren Corporation declared a quarterly common stock dividend of 27 1/2 cents per share, unchanged from the prior quarter. The dividend will be payable September 2, 2003 to shareholders of record at the close of business on August 15, 2003. The press release announcing the declaration is included herein as exhibit 99-2.

The following information regarding an earnings release is furnished to the Securities and Exchange Commission under Item 12.

On July 22, 2003, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three, six, and twelve month periods ended June 30, 2003. The financial information released is included herein as exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

Vectren Corporation is the parent Company of Vectren Utility Holdings, Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities, which include Southern Indiana Gas and Electric Company and Indiana Gas Company, Inc.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VECTREN CORPORATION
                                     VECTREN UTILITY HOLDINGS, INC.
                                     SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                     INDIANA GAS COMPANY, INC.

July 23, 2003



                                                 By:  /s/ M. Susan Hardwick
                                                 -----------------------------
                                                 M. Susan Hardwick
                                                 Vice President and Controller